UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2024

VROOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39315	90-1112566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 W Sam Houston Pkwy S, Floor 4

Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

(518) 535-9125

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VRM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 19, 2024, Vroom, Inc. (“Vroom,” the “Company,” “us,” “we” and “our”), its wholly-owned subsidiary Vroom Automotive, LLC (“Vroom Automotive” and, together with the Company, the “Borrower”) and Ally Bank and Ally Financial Inc. (together, “Ally”) entered into an amendment to the Amended and Restated Inventory Financing and Security Agreement dated November 4, 2022, as amended (the “IFSA Amendment”), pursuant to which the Borrower will amend certain financing and other accommodations, as set forth in the IFSA Amendment. As a result of the IFSA Amendment, the credit line is being suspended for future vehicle purchases and the Company must maintain 40% of its outstanding borrowings in cash. In addition, all other financial covenants were eliminated.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On January 19, 2024, the Board of Directors (the “Board”) of Vroom approved a value maximization plan, pursuant to which the Company is discontinuing its ecommerce operations and winding down its used vehicle dealership business in order to preserve liquidity and enable the Company to maximize stakeholder value through its remaining businesses (the “Value Maximization Plan”). Under the Value Maximization Plan, the Company is suspending transactions through vroom.com, planning to sell its current used vehicle inventory through wholesale channels, halting purchases of additional vehicles, and executing a reduction-in-force commensurate with its reduced operations. The Company anticipates the Value Maximization Plan to be substantially implemented by March 31, 2024.

The Company also owns and operates United Auto Credit Corporation (“UACC”), an automotive finance company, and CarStory, an artificial intelligence-powered analytics and digital services platform for automotive retail. The UACC and CarStory businesses will continue to serve their third-party customers, with their operations unaffected by Vroom’s ecommerce wind-down.

As part of a planned reduction-in-force under the Value Maximization Plan, the Company anticipates that approximately 800 employees will be impacted upon substantial implementation of the Value Maximization Plan, resulting in a reduction of approximately 90% of the employees not engaged in UACC’s or CarStory’s operations.

At this time, the Company is unable in good faith to make a determination of an estimate of the costs associated with the Value Maximization Plan, partly due to the uncertainty of the liquidation process of its used vehicle inventory, the Company’s ongoing obligations under its contractual and lease agreements, and ongoing assessment of severance and retention costs. The Company intends to amend this Current Report on Form 8-K within four business days of when it is able to estimate these costs.

Item 7.01	Regulation FD Disclosure.

On January 22, 2024, the Company issued a press release announcing the Value Maximization Plan. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2. of Form 8-K, the information contained or incorporated in this Item 7.01, including the press release furnished herewith as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the potential impacts of the Company’s amendment to the Amended and Restated Inventory Financing and Security Agreement; execution of and the expected benefits and cost-savings, if any, from our Value Maximization Plan, any anticipated costs and charges related to the Value Maximization Plan and the anticipated timeline of such costs, charges, implementation or completion of the Value Maximization Plan, our expectations regarding United Auto Credit Corporation and

CarStory; our ability to successfully wind down and halt our ecommerce operations, liquidate our used vehicle inventory in an efficient manner and implement the reduction-in-force; and future results of operations and financial position of our remaining businesses. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For other important factors that could cause actual results to differ materially from the forward-looking statements in this Current Report on Form 8-K, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, each of which is available on the Company’s Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 22, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VROOM, INC.

Date: January 22, 2024	By:	/s/ Robert R. Krakowiak
Robert R. Krakowiak
Chief Financial Officer